Exhibit 10.2

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”), dated as of November 6, 2017, by and between B&G FOODS, INC., a Delaware corporation (the “Corporation”) and BRUCE C. WACHA (“Executive”).

PRELIMINARY STATEMENTS

WHEREAS, the Corporation and Executive entered into that certain Employment Agreement, dated as of August 1, 2017 (the “Employment Agreement”);

WHEREAS, the Corporation and Executive each desire to amend the Employment Agreement as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             Defined Terms.  Except as otherwise set forth herein, capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Employment Agreement.

2.             Amendments to the Employment Agreement.  All references in the Employment Agreement to “Executive Vice President of Corporate Strategy and Business Development” shall be replaced by references to “Executive Vice President of Finance and Chief Financial Officer.”

3.             Amendment Effective Date.  The amendment contained in Section 2 of this Amendment shall be effective as of November 27, 2017 (the “Amendment Effective Date”).

4.             Reference to and Effect on the Employment Agreement.

(a)           On and after the Amendment Effective Date each reference in the Employment Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import, shall mean and be a reference to the Employment Agreement as amended hereby.

(b)           Except as specifically amended hereby, the Employment Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

5.             Counterparts.   This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement.  A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

6.             Governing Law.  This Amendment and any claim, controversy or dispute arising under or related to this Amendment, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties shall be construed and enforced under and in accordance with the laws of the State of New Jersey, without regard to conflicts of law principles.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

B&G FOODS, INC.			BRUCE C. WACHA

By:	/s/ Robert C. Cantwell		/s/ Bruce C. Wacha
	Name:	Robert C. Cantwell
	Title:	President and Chief Executive Officer

[Signature Page to First Amendment to Employment Agreement]